UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


    Date of report (Date of earliest event reported)    March 14, 2005
                                                     -------------------------
                                                 TRUST LICENSING, INC
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

    000-18689                                          06-1238435
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 (Commission File Number)                  (IRS Employer Identification No.)

   950 South Pine Island Road, Suite A150-1094, Plantation, Florida 33324
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       (Address of Principal Executive Offices)                    (Zip Code)

                                 (954) 727-8218

              (Registrant's Telephone Number, Including Area Code)

                           NEW MOUNTAINTOP CORPORATION
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          (Former Name or Former Address, if Changed Since Last Report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant
     to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 2.03         CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN
                  OLBIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

     On March 9, 2005 the Company entered into a line of credit arrangement to borrow up to an additional $55,000 from Irrevocable Trust Agreement Number III ("Trust III"), Jay Howard Linn, Trustee. The line of credit arrangement is evidenced by the issuance of a Promissory Note/Line of Credit that permits the Company to periodically draw up to an additional $55,000 from Trust III. This note bears interest at 10% per annum and is payable at the earlier of the Company receiving a bridge loan or equity investment that nets proceeds to the Company of at least $300,000, or December 9, 2005. The Company has previously issued two other promissory notes to Trust III, totaling $190,000 in the aggregate principal amount. The specific terms of these other notes have been described in detail in the Company's prior filings.

     This additional loan is secured by a security interest covering certain of the Company's assets, including its accounts receivable, equipment, machinery, fixtures, patents, patent applications, other items and general intangibles now owned by the Company or hereinafter acquired.

     Mr. Jay Howard Linn, the Trustee of Trust III is the Acting Chief Financial Officer of the Company and Mr. Leigh M. Rothschild, the sole Director of the Company is the primary beneficiary of Trust III.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

     (c)          Exhibits

                  1.       Promissory Note - Line of Credit
                  2.       Security Agreement



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    TRUST LICENSING, INC.
                    (Registrant)

                    By:Jeffrey W. Sass, President and Chief Executive Officer



DATED: March 14, 2005